SUN VACATION PROPERTIES CORPORATION - 8K
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


         Date of report (Date of earliest event reported): May 21, 2004


                       SUN VACATION PROPERTIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                      000-49615                41-098849
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

                         2724 Routh St. Dallas, TX 75201

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (972) 745-3020


Item 6.  Resignation of Registrant's Directors.

         The following Directors resigned without any disagreement with the Company on any matter relating to the Company's operations, policies or practices:

         Von G. Batesole
         Peter Porath

The new Director has been elected as of April 14, 2004:

         Mark Lindberg


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


May 21, 2004                SUN VACATION PROPERTIES CORPORATION

                            By: /s/ Mark Lindberg
                            ----------------------------------------------------
                            Mark Lindberg, Chairman, CEO, President and Director